2/98                                                           Page 1


              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          SERIES 1995-1
               CHEVY CHASE MASTER CREDIT CARD TRUST

RECEIVABLES


Beginning of the Month Principal Receivables:              $  2,357,868,224.82
Beginning of the Month Finance Charge Receivables:         $    116,379,815.30
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,474,248,040.12


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $     92,090,864.86
Additional Finance Charge Receivables:                     $        821,255.64
Additional Total Receivables:                              $     92,912,120.50


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,383,453,757.66
End of the Month Finance Charge Receivables:               $    116,569,294.94
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,500,023,052.60


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,030,125,000.00
End of the Month Seller Amount                             $    353,328,757.66
End of the Month Seller Percentage                                       14.82%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES


   30-59 Days Delinquent                                   $     65,221,236.60
   60-89 Days Delinquent                                   $     43,684,697.30
   90+ Days Delinquent                                     $     81,052,484.50


   Total 30+ Days Delinquent                               $    189,958,418.40
   Delinquent Percentage                                                  7.60%

Defaulted Accounts During the Month                        $     20,271,207.45
Annualized Default Percentage                                            10.32%

Principal Collections                                           216,232,509.19
Principal Payment Rate                                                    9.17%

Total Payment Rate                                                       10.44%





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INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 273,750,000.00
   Class B Initial Invested Amount        $  26,250,000.00

INITIAL INVESTED AMOUNT                                    $    300,000,000.00

   Class A Invested Amount                $ 319,375,000.00
   Class B Invested Amount                $  30,625,000.00

INVESTED AMOUNT                                            $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.82%
PRINCIPAL ALLOCATION PERCENTAGE                                          14.82%


MONTHLY SERVICING FEE                                      $        583,333.34

INVESTOR DEFAULT AMOUNT                                    $      3,004,192.95


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              91.25%

   Class A Finance Charge Collections     $   6,085,240.66
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,085,240.66


   Class A Monthly Interest               $   1,395,269.53
   Class A Servicing Fee                  $     532,291.67
   Class A Investor Default Amount        $   2,741,326.07

TOTAL CLASS A EXCESS SPREAD                                $      1,416,353.39


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.75%

   Class B Finance Charge Collections     $     583,516.21
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        583,516.21


   Class B Monthly Interest               $     137,238.28
   Class B Servicing Fee                  $      51,041.67


TOTAL CLASS B EXCESS SPREAD                                $        395,236.26





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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,811,589.65


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        262,866.88

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $         16,896.66
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $      1,531,826.11


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      8,746,073.47


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1995-1

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor




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YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.84%
   Base Rate (Prior Month)                            7.81%
   Base Rate (Two Months Ago)                         8.19%

THREE MONTH AVERAGE BASE RATE                                             7.95%

   Portfolio Yield (Current Month)                   12.56%
   Portfolio Yield (Prior Month)                     13.14%
   Portfolio Yield (Two Months Ago)                  14.72%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.47%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             91.25%

   Class A Principal Collections          $  29,207,759.03

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

   Class B Principal Collections          $   2,800,744.03

TOTAL PRINCIPAL COLLECTIONS                                $     32,008,503.06


                                                           $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     32,008,503.06
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00




2/98                                                               Page 5


CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  45,500,000.00
   Available Cash Collateral Amount       $  45,500,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Payments     $           0.00
   Class B Interest Rate Cap Payments     $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer

                                          Mark A. Holles
                                By:  ________________________
                                          Mark A. Holles
                                          Vice President